Exhibit 10.25

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 to Loan Agreement (this “Agreement”), dated as of December 22, 2016, is entered into by and among GENESIS HEALTHCARE, INC., a Delaware corporation (“Ultimate Parent”), FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company (the “Borrower”), GEN OPERATIONS I, LLC, a Delaware limited liability company (“Parent”), GEN OPERATIONS II, LLC, a Delaware limited liability company (“Holdings”, and together with Ultimate Parent, Borrower and Parent, “Amendment Parties”), each of the Lenders (as defined below) party hereto and WELLTOWER INC., as Administrative Agent (in such capacity, and together with its successors and permitted assigns, “Administrative Agent”).

WHEREAS, Amendment Parties, Administrative Agent, Collateral Agent and the financial institutions from time to time party thereto as lenders (the “Lenders”) are parties to that certain Term Loan Agreement, dated as of July 29, 2016 (as it may have been further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof prior to this Agreement, the “Existing Loan Agreement” and as amended hereby and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Administrative Agent, Collateral Agent and the Lenders have agreed, among other things, to provide to Borrower certain loans and other financial accommodations in accordance with the terms and conditions set forth therein;

WHEREAS, Amendment Parties have requested that Administrative Agent and the Lenders agree to amend the Existing Loan Agreement to reflect, among other things, restructurings of the Skilled RE Credit Facility and the term loan credit facility incurred pursuant to the Revera Loan Documents; and

WHEREAS, Administrative Agent and the Lenders constituting at least Required Lenders are willing to agree to Amendment Parties’ request for such amendments, subject to and in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, Amendment Parties, Administrative Agent and the Lenders constituting at least Required Lenders each hereby agrees as follows:

1. Recitals; Definitions.    The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.  All capitalized terms used herein (including, without limitation, in the foregoing recitals) and not defined herein shall have the meanings given to such terms in the Loan Agreement and the rules of interpretation set forth in Section 1.2 thereof are incorporated herein mutatis mutandis.

2. Amendments to the Existing Loan Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 3 below:
(a) Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following defined terms, in appropriate alphabetical order:

“First Amendment Effective Date”: December 22, 2016.

“Skilled RE Credit Agreement (A-1)”: the Amended and Restated Loan Agreement (A-1), dated as of the First Amendment Effective Date between the Skilled RE Borrowers from time to time party thereto, Skilled RE Lender and certain financial institutions from time to time party thereto as lenders, as it may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms of this Agreement and the Intercreditor Agreement.

“Skilled RE Credit Agreement (A-2)”: the Amended and Restated Loan Agreement (A-2), dated as of the First Amendment Effective Date, between the Skilled RE Borrowers from time to time party thereto, Skilled RE Lender and certain financial institutions from time to time party thereto as lenders, as it may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms of this Agreement and the Intercreditor Agreement.

“Skilled RE Credit Agreement (Consolidated)”: the Consolidated, Amended and Restated Loan Agreement, dated as of the First Amendment Effective Date, between the Skilled RE Borrowers from time to time party thereto, Skilled RE Lender and certain financial institutions from time to time party thereto as lenders, as it may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms of this Agreement and the Intercreditor Agreement.

(b) Section 1.1 of the Existing Loan Agreement is hereby amended by restating the definitions of “Intercreditor Agreement”, “Revera Credit Agreement”, “Skilled RE Credit Agreement”, “Skilled RE Credit Facility”, “Skilled RE Lender” and “Skilled RE Loan Documents” in their entirety as follows:

“Intercreditor Agreement”: the Third Amended and Restated Intercreditor Agreement, dated as of the First Amendment Effective Date, by and among the Administrative Agent, the “Administrative Agent” (as defined in the ABL Credit Agreement) and Skilled RE Lender (in its capacity as a lender under each Skilled RE Credit Agreement) and acknowledged by the Borrower and the other Loan Parties, and along with any joinders made a part thereof from time to time (or any amendment reasonably acceptable to the Administrative Agent and the Borrower).

“Revera Credit Agreement”: the Amended and Restated Loan Agreement (B-1), dated as of the First Amendment Effective Date, between Revera Borrowers, Revera Lender and certain financial institutions from time to time party thereto as lenders, as it may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms of this Agreement.

“Skilled RE Credit Agreement”: collectively, the Skilled RE Credit Agreement (A-1), the Skilled RE Credit Agreement (A-2) and the Skilled RE Credit Agreement (Consolidated).

“Skilled RE Credit Facility”: collectively, the term loan credit facilities incurred pursuant to the Skilled RE Loan Documents.

“Skilled RE Lender”: Welltower Inc., in its capacity as lender under each Skilled RE Credit Agreement, together with its successors and assigns.

“Skilled RE Loan Documents”: collectively, the Loan Documents (as defined in each Skilled RE Credit Agreement).

(c) Section 7.1(w) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

“(w)Indebtedness in respect of Real Property Financing Obligations, including but not limited to, Indebtedness of Ultimate Parent and its Subsidiaries in respect of the Skilled RE Loan Documents in an aggregate principal amount not exceeding $251,253,576 at any time outstanding (and any Permitted Refinancing thereof permitted by the Intercreditor Agreement) and the Revera Loan Documents in an aggregate principal amount not exceeding $65,795,700 at any time outstanding (and any Permitted Refinancing thereof);”

(d)Section 7.5(b)(D)(iii) of the Existing Loan Agreement is hereby amended by replacing the words “paragraph (b)” with the words “clause (D)”.

(e)Section 7.9(a)(i) of the Existing Loan Agreement is hereby amended by adding after the words “such Restricted Subsidiary or the Lenders” the following proviso:

“; provided, that this clause (i) shall not prohibit or restrict a Permitted Refinancing of any such Subordinated Indebtedness or unsecured Material Indebtedness,”

(f)Section 8(f) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

“(i) the Parent Companies, the Borrower or any of the Restricted Subsidiaries shall fail to pay any principal or interest, regardless of amount, due beyond any grace period in respect of any Material Indebtedness, when and as the same shall become due and payable, (ii) an “Event of Default” (as such term is defined in the ABL Credit Agreement) has occurred under the ABL Credit Agreement, (iii) an “Event of Default” (as such term is defined in the applicable Skilled RE Credit Agreement) has occurred under any Skilled RE Credit Agreement or (iv) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (iv) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness;

3. Conditions. The effectiveness of this Agreement is subject to the following conditions, each in form and substance satisfactory to Administrative Agent:
(a) Administrative Agent shall have received a fully executed copy of this Agreement;

(b) Administrative Agent shall have received a fully executed copy of the Intercreditor Agreement;

(c) Administrative Agent shall have received fully executed copies of the following documents: (i) each Skilled RE Credit Agreement, (ii) the Revera Credit Agreement and (iii) each note, guaranty, security agreement and other document executed in connection therewith;

(d) Loan Parties shall have paid all fees, costs and expenses associated with this Agreement;

(e) no Default or Event of Default shall have occurred and be continuing as of the date hereof under this Agreement, the Loan Agreement or any other Loan Document; and

(f) Loan Parties shall have delivered such further documents, information, certificates, records and filings as Administrative Agent may reasonably request.

4. Reaffirmation of Loan Documents.  By executing and delivering this Agreement, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Loan Agreement, the Notes and the other Loan Documents, as applicable, (ii) agrees that this Agreement shall be a “Loan Document” under the Loan Agreement and (iii) hereby expressly agrees that the Loan Agreement, the Notes and each other Loan Document shall remain in full force and effect.

5. Reaffirmation of Grant of Security Interest in Collateral.  Each Loan Party hereby expressly reaffirms, ratifies and confirms its obligations under the Guarantee and Collateral Agreement, including its mortgage, grant, pledge and hypothecation to Administrative Agent for the benefit of the Secured Parties, of the Lien on and security interest in, all of its right, title and interest in, all of the Collateral.

6. Confirmation of Representations and Warranties; Liens; No Default.  Each Loan Party that is party hereto hereby confirms that (i) all of the representations and warranties set forth in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof as if made on the date hereof and as if fully set forth herein, except to the extent (A) such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date) or (B) any such representation or warranty is no longer true, correct or complete due to the occurrence of one or more events that are permitted to occur (or are not otherwise prohibited) under the Loan Documents, (ii) there are no continuing Defaults or Events of Default that have not been waived or cured, (iii) subject to the terms and conditions of the Loan Documents, Administrative Agent has and shall continue to have valid, enforceable and perfected Liens on the Collateral with the priority set forth in the Intercreditor Agreement, for the benefit of the Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of the Secured Parties, subject only to Liens expressly permitted pursuant to Section 7.2 of the Loan Agreement, and (iv) the agreements and obligations of Borrower and each other Loan Party contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of Borrower and each other Loan Party, enforceable against Borrower and each other Loan Party in accordance with their respective terms, except to the extent limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance, or other similar laws affecting creditors’ rights generally.

7. No Other Amendments.  Except as expressly set forth in this Agreement, the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.  This Agreement shall be limited precisely and expressly as drafted and shall not be construed as consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Loan Agreement or any other Loan Document.

8. Costs and Expenses.  The payment of all fees, costs and expenses incurred by Administrative Agent in connection with the preparation and negotiation of this Agreement shall be governed by Section 10.5 of the Loan Agreement.

9. Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  THE

JURISDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY PROVISIONS IN SECTIONS 10.12 AND 10.17 OF THE LOAN AGREEMENT ARE INCORPORATED, MUTATIS MUTANDIS, HEREIN BY REFERENCE.
10. Successors/Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
11. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12. Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission or by electronic mail in “portable document format” shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and Administrative Agent.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or has caused the same to be executed by its duly authorized representatives as of the date first above written.

GENESIS HEALTHCARE, INC.,
as Ultimate Parent

By:/s/ Michael S. Sherman
Name:   Michael S. Sherman
Title:     Senior Vice President, Secretary and Assistant Treasurer

FC-GEN OPERATIONS INVESTMENT, LLC,

as Borrower

By: /s/ Michael S. Sherman
Name:   Michael S. Sherman
Title:     Senior Vice President, Secretary and Assistant Treasurer

GEN OPERATIONS I, LLC,

as Parent

By: /s/ Michael S. Sherman
Name:   Michael S. Sherman
Title:     Senior Vice President, Secretary and Assistant Treasurer

GEN OPERATIONS II, LLC,

as Holdings

By: /s/ Michael S. Sherman
Name:   Michael S. Sherman
Title:     Senior Vice President, Secretary and Assistant Treasurer

WELLTOWER INC.,
as Administrative Agent

By:/s/ Justin Skiver
Name:   Justin Skiver
Title:     Authorized Signatory

HCRI TUCSON PROPERTIES, INC.,
as Lender

By:/s/ Justin Skiver
Name:   Justin Skiver
Title:     Authorized Signatory